© 2014 Copyright. National MI Introduction to National MI EXHIBIT 99.1

1 EXHIBIT 99.1 Cautionary Note Regarding Forward–Looking Statements This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), and the U.S. Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “potential,” “will,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar words or phrases, including, but not limited to, statements regarding the outlook for our future business and financial performance. These risks and uncertainties include, but are not limited to, those set forth in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2015, as subsequently updated in other reports we file with the SEC. Any or all of our forward–looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward–looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward–looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, operating results, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) our limited operating history; (2) our future profitability, liquidity and capital resources; (3) developments in the world's financial and capital markets and our access to such markets; (4) retention of our existing certificates of authority in each state and the District of Columbia (D.C.) and our ability to remain a mortgage insurer in good standing in each state and D.C.; (5) changes in the business practices of the GSEs, including implementation of the new Private Mortgage Insurer Eligibility Requirements (PMIERs) or decisions that have the impact of decreasing or discontinuing the use of mortgage insurance as credit enhancement; (6) our ability to remain a qualified mortgage insurer under the PMIERs and other requirements imposed by the GSEs, which they may change at any time; (7) actions of existing competitors, including the FHA and VA, and potential market entry by new competitors; (8) adoption of new or changes to existing laws and regulations or their enforcement and implementation by regulators; (9) changes to the GSEs' role in the secondary mortgage market or other changes that could affect the residential mortgage industry generally or mortgage insurance in particular; (10) potential future lawsuits, investigations or inquiries or resolution of current inquiries; (11) changes in general economic, market and political conditions and policies, interest rates, inflation and investment results or other conditions that affect the housing market or the markets for home mortgages or mortgage insurance; (12) our ability to implement our business strategy, including our ability to write mortgage insurance on high quality low down payment residential mortgage loans, implement successfully and on a timely basis complex infrastructure, systems, procedures, and internal controls to support our business and regulatory and reporting requirements of the insurance industry; (13) our ability to attract and retain a diverse customer base, including the largest mortgage originators; (14) failure of risk management or investment strategies; (15) emergence of unexpected claim and coverage issues, including claims exceeding our reserves or amounts we had expected to experience; (16) failure to maintain, improve and continue to develop necessary information technology systems or the failure of technology providers to perform; and (17) ability to recruit, train and retain key personnel. All forward–looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements. Any forward–looking statement is qualified in its entirety by reference to the matters discussed in this presentation. Further, any forward–looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward–looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

2 EXHIBIT 99.1  De novo mortgage insurance company founded in 2012  Differentiated value proposition  In 2015, grew new insurance written (NIW) by 260% to $12.4 billion  6% market share and growing in ~$215 billion market  Expect GAAP profitability in 2H2016  Opportunity to sustain and grow profitability (positive and increasing ROE) with use of reinsurance and internally generated capital  Strong bias to pursue capital alternatives that are accretive to book value  Targeting mid-teens ROE on 3-5 year horizon Investment Highlights

3 EXHIBIT 99.1  GSEs issued Private Mortgage Insurer Eligibility Requirements (PMIERs) that became effective January 1, 2016  PMIERs establishes risk-based capital requirements for all insured loans  To protect mid-teens returns on required assets, National MI introduced new risk-based premium rates for monthly and single- premium products  In general, rates increased for low FICO/high LTV loans; decreased for high FICO/low LTV loans  Rate card is now balanced to provide targeted mid-teens returns regardless of mix of loans  Customers responding favorably to clarity and transparency of new rate structure Pricing Strategy and Environment

4 EXHIBIT 99.1 Illustration: Earnings Power of Fast-Growing Mortgage Insurer Interest Income Premium Earned Expenses & Claims Development Stage Losses Profit Opportunity First 3 Years Next 5 Years Not a forecast. For illustrative purposes only.

5 EXHIBIT 99.1 Customer-Centric Approach  Founding vision: National MI will honor obligations to policy holders  Offer rescission relief and certainty of coverage after 12 months of timely borrower payments  12-month rescission relief reduces repurchase risk  Solid balance sheet with no legacy liabilities  Low risk-to-capital ratio Underwriters deployed in the field close to customers Underwriting response times average 8 hours vs. 24-48 hours for competitors Modern, de novo IT, web and mobile platforms provide a streamlined customer experience Great Customer Service Strong Capital Base Innovative Coverage

6 EXHIBIT 99.1 Mortgage Insurance Premium Illustration  Mortgage insurance is a highly “sticky” product with an average life of five years and a persistency rate of ~80%  As new insurance written layers onto prior vintages, it creates a positive “stacking” effect, whereby MI policies deliver predictable recurring revenue Premiums Earned from $1B of NIW ($mm) Not a forecast. Assumes 45 bps premium yield and 80% persistency Cumulative Premiums Earned with NIW Growth ($mm) Not a forecast. Assumes 45 bps premium yield and 80% persistency 4.4 3.8 2.9 2.2 1.6 1.2 0.9 0.7 0.5 0.4 1 2 3 4 5 6 7 8 9 10 00 100 200 300 400 500 1 2 3 4 5 6 7 8 9 10 10 9 8 7 6 5 4 3 2 1 Vintage Year

7 EXHIBIT 99.1 2.35x 2.21x 2.14x 2.40x 2.79x 4.23x 2.20x 2.85x 2.52x 1.94x 1.26x 1.43x 1.46x 1.30x 1.16x 0.53x 0.16x 0.42x 1.24x 0.52x 1.75x 2.15x 2.45x 1.92x 16% 18% 18% 18% 18% 18% 19% 19% 20% 19% 17% 13% 14% 14% 13% (30%) (34%) (64%) (3%) (35%) 13% 16% -31% -20% -10% 0% 10% 20% 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 1 99 2 1 99 3 1 99 4 1 99 5 1 99 6 1 99 7 1 99 8 1 99 9 2 00 0 2 00 1 2 00 2 2 00 3 2 00 4 2 00 5 2 00 6 2 00 7 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4 2 01 5 Industry Price/Book ROE  The MI industry has been characterized by long periods of profitability  The industry has demonstrated the ability to generate attractive ROEs  Public markets often have rewarded these businesses with valuations at a premium to book value Historically Profitable Industry 45% 49% 48% 37% 35% 33% 31% 30% 40% 27% 27% 26% 26% 24% 25% 24% 21% 22% 26% 26% 21% 22% 24% 19% 24% 24% 24% 19% 19% 24% 20% 24% 25% 29% 41% 19% 28% 60% 79% 74% 11 6% 13 4% 19 2% 11 2% 10 3% 65% 58% 50% 53% 59% 51% 50% 41% 32% 19% 15% 19% 22% 26% 38% 36% 41% 13 5% 21 8% 25 6% 17 4% 21 1% 16 5% 79% 32% 6 4% 7 7% 1 0 8% 1 1 6% 1 0 9% 1 4 9% 1 6 5% 2 2 2% 1 5 2% 1 3 0% 9 2% 8 4% 7 6% 7 7% 8 4% 7 5% 7 1% 6 3% 5 8% 4 5% 3 6% 4 1% 4 6% 4 5% 6 2% 6 0% 6 5% 1 5 4% 2 3 7% 2 8 0% 1 9 4% 2 3 5% 1 9 0% 1 0 8% 7 3% 0% 50% 100% 150% 200% 250% 300% 1 98 0 1 98 1 1 98 2 1 98 3 1 98 4 1 98 5 1 98 6 1 98 7 1 98 8 1 98 9 1 99 0 1 99 1 1 99 2 1 99 3 1 99 4 1 99 5 1 99 6 1 99 7 1 99 8 1 99 9 2 00 0 2 00 1 2 00 2 2 00 3 2 00 4 2 00 5 2 00 6 2 00 7 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4 C o m b in ed R at io Expense Ratio Loss Ratio Private MI Combined Ratio (1980-2014) Source: SNL Financial, Regulatory filings for MI companies Historical Private MI Price / Book Multiple and ROE (1992-2015) 17 years of profitability Average ROE 15% P/B 1.4x Average ROE 18% P/B 2.6x Average ROE (6)% P/B 1.2x

EXHIBIT 99.1

Mortgage Insurance Market Overview

NationalMI

Sizing the MI Market

Total Mortgage Originations
$1.4 trillion - $1.5 trillion

~35% insured by private mortgage insurers or FHA/VA

Total Insured Addressable Market
~$500 billion

~40% written by private mortgage insurers

Target Market
~$200 billion annual NIW opportunity

- Mortgage insurance protects lenders against losses that result from defaults on home mortgages
- Freddie Mac's and Fannie Mae's federal charters prohibit the GSEs from purchasing a low down payment loan, unless the loan is credit enhanced
- MI provides the credit enhancement needed for lower down payment borrowers

Source: Mortgage Bankers Association, Fannie Mae, Freddie Mac

8

9 EXHIBIT 99.1 Positive Market Trends Source: Mortgage Bankers Association  Mortgage insurance penetration of purchase is 4x that of refinancing Est 3 8 9 3 8 5 4 7 2 4 8 6 5 5 7 4 9 4 5 5 9 5 9 0 7 9 5 8 7 8 9 0 5 9 6 0 1,097 1,280 1,309 1,512 1,399 1,140 7 3 1 6 6 4 5 3 0 5 0 5 5 8 8 7 3 4 7 5 9 8 2 1 9 0 5 7 0 1 7 7 4 2 1 5 3 5 2 1 1 1 4 5 2 2 5 2 4 3 8 6 2 5 0 0 2 3 4 1,283 1,757 2,532 1,463 1,514 1,326 1,166 7 7 7 1,331 1,168 9 3 1 1,456 1,111 4 8 4 6 3 0 4 1 5 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 1 9 9 0 1 9 9 1 1 9 9 2 1 9 9 3 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Mortgage Originations Refinance Purchase Purchase Percentage 2,750,000 3,250,000 3,750,000 4,250,000 4,750,000 34-Year-Old Population 2015-2024  Average age of a first- time homebuyer is 34  More Americans will enter the typical first- time homebuyer age nearly every year over the next decade – total 38 million Source: US Census

10 EXHIBIT 99.1 Growing Customer Base Customers with Approved Master Policies and Those Generating Applications/NIW During the Period  Strong pace of customer development (convert new master policies to NIW)  Comparison 4Q15 vs. 4Q14: • Approved master policies up 31% to 964 • Active customers generating NIW up 70% to 427 64 195 305 436 570 664 735 777 842 906 964 964 6 19 43 55 145 222 288 320 366 419 469 626 4 9 22 35 94 180 251 291 340 391 427 567 - 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1,000 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Ever to Date Nu m b e r o f C u st o m e rs Master Policies Generating Apps Generating NIW At 12/31/15

11 EXHIBIT 99.1 2015 Financial Highlights 4.8 7.2 10.6 14.8 5.7 7.6 11.6 15.7 0 2 4 6 8 10 12 14 0 2 4 6 8 10 12 14 16 1Q15 2Q15 3Q15 4Q15 In suran ce in F o rc e $B ill io n s P re m iu m Ea rn e d $ M ill io n s Insurance-in-Force & Premiums Earned Primary Insurance in Force Premium Earned - Primary $1.7 $2.5 $3.6 $4.5 $12.4 1Q15 2Q15 3Q15 4Q15 Year 2015 New Insurance Written $billions 0.4% 1.2% 1.0% 1.9% 3.7% 3.9% 4.3% 5.9% 9.0% 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 Market Share Full Year 2015 Share = 5.9%

12 EXHIBIT 99.1  We have none of the most volatile layered risk loans in our portfolio: • Stated Income and No doc • Subprime (< 620 FICO) • Interest only • 100% LTV  The FICO distribution is significantly better today than it was during the 2004-2008 timeframe National MI 10/31/2015 0.0% 0.0% 0.0% 3.4%* 77.8%** 97.5% National MI Book Now Versus Legacy Book 2009 Attribute Legacy MI 12/31/2009 Stated + No Doc 12.4% <620 FICO 10.0% Interest Only 7.3% 97%-100% LTV 28.2% >=720 42.0% Fixed Rate 84.5% *97% Only **46% of NMI portfolio is >= 760 FICO

13 EXHIBIT 99.1  Expected (non-stress) losses are lower than historical norms due to differences in loan quality Expected Losses Source: Milliman, Inc – Analysis Of Deep Coverage Mortgage Insurance, October 15, 2015 http://www.usmi.org/wp-content/uploads/2015/10/Milliman-Report-Analysis-of-Deep-Coverage-MI-FINAL.pdf LTV [620-639] [640-659] [660-679] [680-699] [700-719] [720-739] [740-850] 80-85 6.2% 5.3% 4.2% 3.5% 2.8% 2.3% 1.2% 85-90 8.2% 6.6% 6.0% 4.5% 3.3% 2.7% 1.6% 90-95 9.2% 7.8% 6.3% 4.9% 4.0% 3.0% 1.8% 95+ 10.9% 9.4% 7.6% 6.2% 5.0% 4.0% 2.3% Credit Score A. Expected Standard Coverage Mortgage Insurance Loss Rate Modeled loss rate 2007 quality book Modeled loss rate 2015 quality book